Securities, 424I - Securities, 424I: 1	Mar. 30, 2026 USD ($)
Securities, 424I Table
Security Class Title	Shares of Beneficial Interest
Aggregate Sales Price	$ 11,952,063.00
Aggregate Redeemed or Repurchased, FY	10,942,176.00
Aggregate Redeemed or Repurchased, Prior FY	0.00
Redemption Credits	0.00
Net Sales	$ 1,009,887.00
Fee Rate	0.01381%
Amount of Registration Fee	$ 139.47